Exhibit 99.2

® ® ® ® TM is a trademark of MaxCyte, Inc. are registered trademarks of MaxCyte, Inc. in the U.S.A. Driving the Next Generation of Cell-Based Therapies MaxCyte Corporate Presentation NASDAQ: MXCT • LSE: MXCT May 2024

2 Disclaimer The content of this document (the “Presentation”) has not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (“FSMA”), as amended. Reliance on this document for the purpose of engaging in any investment activity may expose an individual or organization to a significant risk of losing all of their investment. If you are in any doubt about the investment to which this Presentation relates, you should consult a person authorized by the Financial Conduct Authority who specializes in advising on securities of the kind described in this Presentation or your stockbroker, bank manager, solicitor, accountant or other financial adviser. This Presentation has been issued by MaxCyte Inc (the “Company”) and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or issue or any solicitation of any offer to purchase or subscribe for any securities in the Company in any jurisdiction. Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in any connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any such securities. This Presentation does not constitute a recommendation regarding the securities of the Company. 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Certain statements in this Presentation are, or may be deemed to be, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our expected potential future revenue. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Presentation, including, without limitation, statements regarding the Company's future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on or about March 12, 2024 as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available through the Investor Menu, Financials section under "SEC filings" on the Investors page of our website at http://investors.maxcyte.com. No statement in this Presentation is intended to be, or intended to be construed as, a profit forecast or profit estimate or to be interpreted to mean that earnings per Company share for the current or future financial years will necessarily match or exceed the historical earnings per Company share. As a result, no undue reliance should be placed on such statements. Any forward-looking statements represent our views only as of the date of this Presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. © 2024 MaxCyte, Inc. All Rights Reserved

With 708 platforms in place*, our proprietary technology unlocks the significant potential of advanced therapeutics Leading the growing next-generation cell therapy market and capitalizing on rising demand for non-viral engineering approaches Innovative business model focused on value creation and shared partnership success • Extensive product portfolio, supported by 150 granted U.S. and foreign patents • Total revenue of $11.3 million in first quarter 2024, and core revenue of $8.2 million • Gross profit $9.9 million in first quarter of 2024, representing gross margin of ~88% • Total cash, cash equivalents and investments were $202.5 million as of March 31, 2024. • 20+ years of cell engineering expertise; 36+ field sales and application scientists that support our customers* • Enables delivery of almost any molecule into almost any cell type • Leads the industry in performance (measured by consistency, efficiency, viability, flexibility and scale) • FDA Master File and International Technical Files provide clear regulatory path, potentially reducing clinical risk/shortening clinical development • Used to manufacture drug products for over 60 clinical trials to date • Allows MaxCyte to participate in the value created by our partners’ programs • 27 SPL partnerships, which include approximately $2B in potential pre-commercial milestone payments with upside from commercial sales-based payments • Focused over the long-term on creating a diverse portfolio of patient treatments for indications developed by our strategic partners A Leading Provider of Cell-Engineering Platform Technologies *As of March 31, 2024 3 © 2024 MaxCyte, Inc. All Rights Reserved

Who We Are - Collaborative, Innovative and Experienced Partner Impact 27 SPL Partnerships Signed Since 2017 143 Employees* 36+ Field Sales and Application Scientists* Scientific Foundation 1999 2000 Scalable GT Transfection System 2002 FDA Master File 2008 Scalable STx Transfection System 2018 ATx Gen 2 Transfection System Drug Discovery Cell Therapy 2021 Listing Nasdaq MXCT July 2021 2016 Listing London Stock Exchange/AIM LSE: MXCT, MXCN March 2016 2019 ExPERT Platform Launch of ExPERT VLx / Grand Opening Rockville, MD 2022 *As of December 31, 2023 4 2023 First MaxCyte-Enabled Approved Therapy © 2024 MaxCyte, Inc. All Rights Reserved

ExPERT Platform Addresses Industry Challenges MaxCyte technology allows plug and play processes with rapid optimization delivering reproducible outcomes and the ability to seamlessly scale up from pre-IND to the clinic and commercialization Next-generation cell therapy programs have become increasingly complex requiring multiple edits Regulatory risk increases with new unknowns (donor cells, next-gen approaches, new indications) Vein-to-vein manufacturing times are high; optimizations needed to deliver medicines to patients faster Flow Electroporation® technology facilitates multiplex and sequential engineering without the payload and capacity limitations of viral approaches FDA Master File can be referenced in regulatory filings to accelerate and de-risk regulatory review ExPERT platform provides industry leading transfection efficiency & cell viability at high scale in 30 minutes or less, enabling manufacturers to quickly scale up production Challenges MaxCyte’s Solutions 5 Lack of industry standard for process design causes development to be costly and inconsistent across manufacturing runs © 2024 MaxCyte, Inc. All Rights Reserved

Accelerate Product Development Shared Momentum Unparalleled Support Streamlined Regulatory Process Stable Supply Chain Clinically-Validated Platform Partnering with MaxCyte 6 © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte: Leading Partner for Complex Cellular Engineering 27 Strategic Platform Licenses (SPL), including 5 in 2023 and 4 in 2024 1 Commercial Program* 27 Signed SPLs 160+ Programs* Clinical Licenses that are part of our SPLs 16 Programs are currently in clinical development * Cleared INDs or Equivalent *Updated as of December 31, 2023 7 Lyell Immunopharma Sana Biotechnology Beam Therapeutics © 2024 MaxCyte, Inc. All Rights Reserved

Value Creation from SPLs Licensing deals include significant development milestones and high-value participation in future commercial success of partners Potential value of pre-commercial (clinical development) milestones from SPLs: ~$2B Sales-based payments upon partner’s product commercialization Recurring revenues from lease of instruments and sales of single-use disposables that grow with program success Milestone revenue is MaxCyte’s highest growth revenue stream **Casebia/CRISPR’s SPL partnership (signed in 2017) included the rights to use MaxCyte’s technology in the development of exa-cel (formerly known as CTX001). As announced in the press release on September 28th, 2022, Vertex has signed an SPL agreement with MaxCyte – Vertex has obtained the clinical and commercial rights to use MaxCyte’s technology for the development of exa-cel (formerly known as CTX001). Potential Value of Pre-Commercial Milestones: ~$2B USD Graph is provided for illustrative purposes only. Cumulative Potential Pre-CML Milestones ** ** 2017 2018 2019 2020 2021 2022 2023 8 Lyell Immunopharma Sana Biotechnology 2024 Beam Therapeutics © 2024 MaxCyte, Inc. All Rights Reserved

Instruments and Processing Assemblies Milestones Sales-Based Payments Cell Therapy Partner Program Value Schematic Early Clinical: (Phase 1/2) Years 1-3 Mid-6-figure to Low-7-figure milestones 1-3+ instruments + disposables Mid-late Clinical: (Phase 2/3) Years 3-5+ 7-figure milestone per product increasing instrument and disposables usage Approval: Year 5+ Multiple 7-figure milestones Commercial Phase Low single digit % share of sales, including sales-based payments, annual instrument fees and disposable sales Example: Typical Single-Product Revenues from a Representative License Deal 9 © 2024 MaxCyte, Inc. All Rights Reserved

SPL Partnerships Offer Significant Revenue Upside, Particularly in Commercial Higher Value Partnership Value Influencing Factors: • Large indications – greater royalty revenues or early achievement of sales-based milestones • Instrument & consumables – Higher utilization Significant upside in commercial revenue opportunity *10-year Value to MaxCyte **Weighted based on the expected split of commercial programs in Year 6 (assuming earliest approval); Assumes first 5-years of standard ten-year biotech sales curve Lower Value Partnership Value Influencing Factors: • Small indications – lower sales royalties or longer time period to realize commercial milestones • Conservative commercial milestones – Smaller opportunity • Instrument & consumables – Lower utilization Lower-bound estimate per Partnership Numbers are illustrative as an example and not specific to one SPL Partnership Example Partnerships Value to MaxCyte* 10 While pre-commercial revenues are comparable, commercial revenues can vary significantly © 2024 MaxCyte, Inc. All Rights Reserved **

MaxCyte Partnerships – Near and Long-Term Revenue Potential with Strong Upside in Commercial Opportunity First Wave 1 Approved Partner Program Launched: 2023 SPL Program: Vertex’s Exa-Cel Indications: Sickle Cell Disease Beta-Thalassemia Second Wave 6 Potential Approved Partner Programs Launch Potential: 2026-2027 Indications: Lymphoma/Leukemia Solid Tumors Sickle Cell Disease Beta-Thalassemia Third Wave 10 Potential Approved Partner Programs Launch Potential: 2028-2030 Example Indications: Solid Tumors Lymphoma/Leukemia Multiple Myeloma Sickle Cell Disease Beta-Thalassemia Autoimmune Diseases Fourth Wave Additional Preclinical Partner Programs Launch Potential: 2030+ Example Indications: Solid Tumors Autoimmune Diseases Neurodegenerative Diseases Genetic Diseases Lymphoma/Leukemia Fifth Wave Additional Licensed Programs and New Partnerships Signed Launch Potential: 2032+ 11 Source: Evaluate Pharma as of Mach 12, 2024 © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte-Enabled Active Clinical Trials 12 00 Allogeneic Autologous Cell Approach: Phase 1 Phase 1/2 Pivotal Commercial Clinical Phase: As of March 2024 / Includes Commercial and Academic Clinical Trials HSCs Other Cell Types APN401 (Invios GmbH) EDIT301: SCD (Editas Med) EDIT301: B-thal Trem-cel (Editas Med) (Vor Biopharma) CB010 (Caribou Biosciences) HSCs T-cells CASGEVYTM for SCD and B-thal (Vertex Pharmaceuticals) T-cells CTX112 (CRISPR Therapeutics) CTX131 (CRISPR Therapeutics) KSQ-001EX (KSQ Therapeutics) Azer-Cel (Imugene) VIPER-101 (Vittoria Biotherapeutics) © 2024 MaxCyte, Inc. All Rights Reserved

13 First MaxCyte-Enabled Therapy is Approved CASGEVYTM for Sickle Cell Disease and for Beta-Thalassemia (2023/2024) MaxCyte Enables Next-Generation Cell Therapies Across a Variety of Diseases Gene-Editing Tools used in MaxCyte-Enabled Clinical Trials Indications in Active MaxCyte-Enabled Clinical Trials Clinical trial = FDA IND clearance or equivalent Hematological Malignancies Acute Lymphoblastic Leukemia Acute Myeloid Leukemia Chronic Lymphocytic Leukemia Multiple Myeloma Non-Hodgkin Lymphoma T Cell Lymphoma Autoimmune Diseases Lupus Nephritis ANCA-associated vasculitis Other autoimmune diseases • ARCUS • Base-editing (CRISPR) • CRISPR • RNA-Based Engineering • TALENS • Zinc Finger Nucleases (ZFNs) As of March 2024 / Includes Commercial and Academic Clinical Trials. Source: clinicaltrials.gov Genetic Diseases Beta-Thalassemia Sickle Cell Disease Chronic Granulomatous Disease (CGD) Solid Tumors Non-small Cell Lung Cancer Head and Neck Cancer Glioblastoma Renal Cell Carcinoma Melanoma Other Solid Tumors Infectious Disease HIV © 2024 MaxCyte, Inc. All Rights Reserved

The ExPERT Platform Enabling Non-Viral Cell Engineering • Launched in 2019 based on MaxCyte’s proprietary Flow Electroporation® technology and has been optimized for the past 20+ years • Leverages the reversible permeability of the cell membrane in response to an electric charge • Universally delivers molecules, such as nucleic acids, gene-editing tools and proteins, into cells • Agnostic to cell type, approach (auto/allo) and/or gene manipulation technology • Enables customers to use a single platform from concept through to the clinic in a GMP environment • Supported by a robust intellectual property portfolio (150+ patents granted in US and foreign jurisdictions and 95+ patents pending worldwide) High Performance: • >90% transfection efficiencies (depending on cell type and molecule) • >90% cell viabilities • Computer-controlled system for reproducible results ExPERT Instrument Portfolio Full scale RUO Small/mid-scale RUO Large Scale RUO/cGMP Flexibility: • Single, fully-defined, animal component-free electroporation buffer for all cell types • Pre-loaded library of validated, cell-specific protocols Scalability – Ability to Transfect: • 75,000 to 7 million cells in seconds • Up to 20 billion cells in less than 30 minutes • And up to 200 billion cells in less than 30 minutes with the high scale VLx High Quality: • Sterile, single-use processing assemblies (PAs) • Closed, cGMP-compliant, ISO-certified, and CE marked instruments • Supported by US FDA Master File and global equivalents Full scale RUO/cGMP 14 © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte Business Model – Drug Discovery Market Drug Discovery Revenue Model Instrument sale (ATx/STx) Single-use disposables (processing assemblies) Razor/Razor Blade Economics DRUG DISCOVERY & DEVELOPMENT - Cells used to Discover / Produce Drug Products Key Applications: Cell-based assays, protein and antibody production, vaccine development Customer base: Large/small biopharma and academic centers + = 15 Full scale RUO Small/mid-scale RUO © 2024 MaxCyte, Inc. All Rights Reserved

MaxCyte Business Model – Cell Therapy Market Razor/Razor Blade Economics CELL THERAPY – Cell itself is the Drug Key Applications: Ex-Vivo Engineered Cell Therapies Customer Base: Leading global cell therapy developers and academic translational centers + = 16 Full scale RUO Small/mid-scale RUO Preclinical and Academic Revenue Model Instrument Sale (ATx/GTx) Primarily ATx given early development Single-use Disposables (processing assemblies) SPL Partnership Model Full scale cGMP Annual Instrument License Fee (GTx) (Research / Clinical) Razor/Razor Blade Economics and Share of Therapeutic + + = Economics Single-use Disposables (processing assemblies) Strategic Partnership Terms © 2024 MaxCyte, Inc. All Rights Reserved

17 © 2024 MaxCyte, Inc. All Rights Reserved Traditional Approach • The process begins with transiently expressing product using transfection early on in Discovery phase followed by establishing a stable cell line process (industry standard ~6+ months) in preclinical development and beyond • Stable cell line development process is lengthy, cumbersome, complex, and costly, and significantly contributes to time to IND filing VLx-Enabled Approach • Expedites the production of the required amount of product (multi-gram quantify) to conduct in-vivo and in-vitro studies for IND filing in only ~4-6 weeks • This concept introduces a new “speed to product selection” strategy, enabling investment in stable cell line development only for promising/successful drug candidates Biotherapeutic Development: Monoclonal Antibodies, Recombinant Proteins and Vaccines VLx Platform Overview • Transfect up to 200 billion cells in a fully closed, single-use system in less than 30 minutes • Achieve reproducible results, superior transfection efficiency, cell viability and protein expression, even with difficult-to-transfect cell lines • Bench-scale, modular equipment with automated flow design, intuitive integrated software and user-friendly open architecture • Proprietary Flow Electroporation Technology • cGMP-compliant, closed, ISO-certified and CE-marked

Target Validation and Lead Selection Pre-Clinical (lead) IND Filing Phase I Phase II Phase III Discovery Pre-Clinical Clinical cGMP VLx-Enabled Approach for Biotherapeutic Development Stable Cell Line * MaxCyte’s VLx workflow enables production of multi-gram quantity of transiently-produced proteins in-house in only 4-6 weeks for use in pre-clinical and early-clinical studies. cGMP Optimized Workflow Transient Expression Stable Cell Line Stable Cell Line Development: ~6+ months Transient Expression Stable Cell Line VLx-Enabled Approach*: ~1-2 months Traditional 18 © 2024 MaxCyte, Inc. All Rights Reserved

2023 Summary and 2024 YTD Achievements • Five SPL partnerships announced in 2023: • Prime Medicine in August, Lyell Immunopharma and Vittoria Biotherapeutics in July, Walking Fish Therapeutics in May and Catamaran Bio in January • Douglas J. Swirsky appointed MaxCyte’s Chief Financial Officer, bringing over two decades of experience in the healthcare sector, including as a public company executive at Nasdaq-listed organizations • Published Inaugural ESG 2023 Summary Report in May • First MaxCyte-Enabled Therapy is Approved • Vertex/ CRISPR’s Exa-cel (CASGEVYTM)for Sickle Cell Disease (UK + US) and for Beta-Thalassemia (UK) • Maher Masoud appointed MaxCyte’s President and Chief Executive Officer, bringing more than 25 years of experience in the biopharmaceutical industry, including 17 years as an attorney and general counsel • Four SPL Partnerships announced in 2024 YTD • Lion TCR to develop and scale TCR-T cell therapies for solid tumors and viral-related diseases • Imugene to support azer-cel – a potential first-in-class allogeneic CD19 CAR T product candidate for the treatment of blood cancer along with additional novel cell therapy programs • Wugen - WU-CART-007 lead asset in global Phase 1/2 clinical trial for treatment of relapsed or refractory T-cell lymphoblastic leukemia/lymphoblastic lymphoma • BE Biopharma to support the development of Engineered B Cell Medicines (BCMs) for patients with cancer, rare diseases and other serious conditions • SPL Partnerships now stands at 27 2023 Achievements 2024 YTD Achievements Prepare/Isolate Concentrate Culture Cryopreserve Thaw/Dose 1 2 3 4 5 6 19 © 2024 MaxCyte, Inc. All Rights Reserved

Thank you! Any questions? ir@maxcyte.com 20 © 2024 MaxCyte, Inc. All Rights Reserved

Appendix – Historical Core Business Disclosure 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 (in $ thousands) Cell Therapy 4,729 4,766 6,226 7,263 7,416 7,688 7,897 7,544 5,975 6,637 4,700 5,518 6,415 Drug Discovery 1,762 1,838 1,909 2,885 2,167 1,916 1,991 3,026 1,797 1,652 1,900 1,644 1,773 Total Core Revenue 6,491 6,604 8,135 10,148 9,583 9,604 9,889 10,570 7,772 8,289 6,601 7,161 8,188 Instrument 1,627 1,417 2,517 2,917 2,728 2,697 2,575 3,705 2,189 2,126 1,672 2,330 1,928 PAs 2,449 2,624 2,927 4,309 3,840 4,114 4,350 3,721 2,600 3,293 2,227 2,163 3,432 Lease 2,247 2,362 2,503 2,623 2,706 2,622 2,736 2,813 2,809 2,667 2,444 2,400 2,604 Other 168 201 189 299 310 171 227 331 174 203 258 269 224 Total Core Revenue 6,491 6,604 8,135 10,148 9,583 9,604 9,889 10,570 7,772 8,289 6,601 7,161 8,188 Installed base of instruments (sold or leased) 420 445 472 502 521 546 575 616 633 654 664 683 708 Core Revenue Generated by SPL Clients as a % of Core Revenue 42% 43% 37% 39% 47% 47% 40% 34% 52% 49% 45% 45% 53%